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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             --------------------

        Date of Report (Date of earliest event reported): March 13, 2000


                           Pen-Tab Industries, Inc.
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            (Exact name of registrant as specified in its charter)

           Delaware              333-24519                 54-1833398
           --------             (Commission                -----------
(State or Other Jurisdiction    File Number)               (IRS Employer
      of Incorporation)                                   Identification  No.)


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                               167 Kelley Drive
                             Front Royal, VA 22630
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  (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code (540) 622-2000
                                                          -----------------
                                Not Applicable
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         (Former name or former address, if changed since last report)

                            Exhibit Index on page 4
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Item 5.   Other Events.

     Pen-Tab Industries, Inc. (the "Company") was unable to make the cash interest payment due on February 1, 2000 on the $75,000,000 of 10 7/8% Senior Subordinated Notes due 2007 (the "Notes"). By letter dated March 13, 2000, the Company is seeking the consent of the holders of the Notes to make the February 1, 2000 interest payment in the form of new notes in aggregate principal amount substantially equal to such interest payment.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

     (c)  Exhibits.

5.1  Statement of the Company, dated as of March 13, 2000.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PEN-TAB INDUSTRIES, INC.



                              By:    /s/ William Leary
                                     ---------------------------------------
                              Name:  William Leary
               Title:                Vice President, Chief Financial and
                                     Administrative Officer




Dated: March 13, 2000

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                                 EXHIBIT INDEX

Exhibit No.              Document                              Page
----------          ------------------------                   -----

5.1            Statement of the Company, dated as
               March 13, 2000                                    5